Exhibit 99.1
Rover Agrees to be Acquired by Blackstone in $2.3 Billion Transaction

$11.00 Per Share Purchase Price Represents 61% Premium Over 90 trading-day VWAP

SEATTLE, November 29, 2023 (GLOBE NEWSWIRE) -- Rover Group, Inc. (Nasdaq: ROVR) (“Rover” or the “Company”), the world’s largest online marketplace for pet care, today announced that it has entered into a definitive agreement to be acquired by private equity funds managed by Blackstone (“Blackstone”) in an all-cash transaction valued at approximately $2.3 billion.
Under the terms of the agreement, Rover stockholders will receive $11.00 per share in cash, representing a premium of approximately 61% to the volume weighted average share price of Rover’s Class A common stock over the 90 trading days ending on November 28, 2023.
“We are thrilled for this next chapter in the Rover story and look forward to the partnership with the Blackstone team, who share our conviction, excitement and strategic vision,” said Aaron Easterly, co-founder and CEO of Rover. “Blackstone brings deep expertise in partnering with innovative technology companies, and with their support and collaboration, we plan to continue investing in our business in service of our mission to make it possible for everyone to experience the unconditional love of a pet in their lives. This transaction delivers immediate and compelling value to Rover stockholders, and is a testament to the commitment and hard work of our team and an exciting milestone for Rover.”
Sachin Bavishi, a Senior Managing Director at Blackstone, said, “We are excited to partner with Aaron and the exceptional Rover team, whose vision, creativity and data-driven approach have built the Company into an industry leader. Our investment highlights Blackstone’s high-conviction focus on backing rapidly growing digital businesses and supporting talented entrepreneurs with extensive resources to take advantage of transformational growth opportunities. We look forward to working with Rover as they continue working to drive innovation for pet owners and providers.”
Tushar Gupta, a Principal at Blackstone, added, “We believe Rover has a significant runway for growth as pet owners increasingly place a premium on high-quality care, flexibility and convenience. We look forward to partnering with management to build upon their leading online marketplace and leveraging Blackstone’s extensive expertise and resources to support the Company’s continued expansion as a private company.”
Rover was created to provide an alternative to relying on friends, family, neighbors, and/or boarding facilities for pet care when traveling away from home. Over the years, offerings on Rover have grown to include five core services addressing daytime and overnight needs. From its inception through September 30, 2023, over 93 million services have been booked by more than 4 million pet parents on Rover with more than 1 million pet care providers paid across North America and Europe. Through its platform and mobile app, pet parents can easily discover, book, re-book, pay, and review loving pet care providers online. Rover eliminates many of the barriers of pet ownership, enabling the Company’s mission to make it possible for everyone to experience the unconditional love of pets.

Exhibit 99.1
Rover’s partnership with Blackstone reflects a shared belief in the future growth potential of the industry and long-term vision to build on Rover’s leadership position in the market. Blackstone’s investment aims to help enable Rover to further accelerate investment priorities, expand its global footprint, and fuel expansion initiatives.
Transaction Terms
The merger agreement includes a customary 30-day “go-shop” period expiring on December 29, 2023. During this period, Rover and its advisors will be permitted to solicit, consider and negotiate alternative acquisition proposals from third parties. The Rover board of directors will have the right to terminate the merger agreement to enter into a superior proposal, subject to the terms and conditions of the merger agreement. There can be no assurance that this “go-shop” process will or will not result in a superior proposal, and Rover does not intend to disclose related developments unless and until it determines that such disclosure is appropriate or otherwise required.
The transaction is currently expected to close in the first quarter of 2024, subject to the approval of Rover’s stockholders and the satisfaction of required regulatory clearances and other customary closing conditions. The Rover board of directors approved the merger agreement and recommended that Rover stockholders approve the transaction and adopt the merger agreement. Closing of the transaction is not subject to a financing condition.
Upon completion of the transaction, Rover’s Class A common stock will no longer be publicly-listed and Rover will become a privately held company. The Company will continue to operate under the Rover name and brand.
Advisors
Goldman Sachs & Co. LLC is acting as lead financial advisor to Rover, and Centerview Partners LLC is also acting as a financial advisor to Rover and delivered a fairness opinion to Rover’s Board of Directors with respect to the proposed transaction. Wilson Sonsini Goodrich & Rosati, Professional Corporation is acting as legal counsel to Rover.
Evercore is acting as lead financial advisor and Moelis & Company LLC is also acting as a financial advisor to Blackstone, and Kirkland & Ellis LLP is acting as legal counsel to Blackstone.
About Rover Group, Inc.
Founded in 2011 and based in Seattle, Rover (Nasdaq: ROVR) is the world’s largest online marketplace for pet care. Rover connects pet parents with pet providers who offer overnight services, including boarding and in-home pet sitting, as well as daytime services, including doggy daycare, dog walking, and drop-in visits. To learn more about Rover, please visit www.rover.com.
About Blackstone
Blackstone is the world’s largest alternative asset manager. We seek to create positive economic impact and long-term value for our investors. We do this by relying on extraordinary people and

Exhibit 99.1
flexible capital to help strengthen the companies we invest in. Our over $1 trillion in assets under management include investment vehicles focused on private equity, real estate, public debt and equity, infrastructure, life sciences, growth equity, opportunistic, non-investment grade credit, real assets and secondary funds, all on a global basis.  Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.

Cautionary Statement Regarding Forward-Looking Statements
This communication may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding the pending acquisition of the Company by private equity funds managed by Blackstone (the “Merger”) and the expected timing of the closing of the Merger and other statements that concern the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on the Company’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including, but not limited to: (i) the risk that the Merger may not be completed on the anticipated timeline or at all; (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of required approval from the Company’s stockholders and required regulatory approval; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement with private equity funds managed by Blackstone, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally; (v) risks that the Merger disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (vii) risks related to diverting management’s or employees’ attention during the pendency of the Merger from the Company’s ongoing business operations; (viii) the amount of costs, fees, charges or expenses resulting from the Merger; (ix) potential litigation relating to the Merger; (x) uncertainty as to timing of completion of the Merger and the ability of each party to consummate the Merger; (xi) risks that the benefits of the Merger are not realized when or as expected; (xii) the risk that the price of the Company’s Class A common stock may fluctuate during the pendency of the Merger and may decline significantly if the Merger is not completed; and (xiii) other risks described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), such as the risks and uncertainties described under the headings “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q, and in the Company’s other filings with the SEC. While the list of risks and uncertainties

Exhibit 99.1
presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement on Schedule 14A that the Company will file with the SEC relating to its special meeting of stockholders will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and/or similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition. The forward-looking statements speak only as of the date they are made. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
The information that can be accessed through hyperlinks or website addresses included in this communication is deemed not to be incorporated in or part of this communication.
Additional Information and Where to Find It
This communication is being made in respect of the Merger. In connection with the proposed Merger, the Company will file with the SEC a proxy statement on Schedule 14A relating to its special meeting of stockholders and may file or furnish other documents with the SEC regarding the Merger. When completed, a definitive proxy statement will be mailed to the Company’s stockholders. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT REGARDING THE MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS FILED OR FURNISHED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The Company’s stockholders may obtain free copies of the documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Company’s website at investors.rover.com under the link “Financials” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations department via e-mail at investorrelations@rover.com.
Participants in the Solicitation
The Company and its directors and executive officers, which consist of Adam Clammer, Jamie Cohen, Venky Ganesan, Greg Gottesman, Kristine Leslie, Scott Jacobson, Erik Prusch, Megan Siegler, who are the non-employee members of the Company’s Board of Directors, Aaron Easterly, the Company’s Chief Executive Officer and Chairperson of the Board, Brent Turner, the Company’s President and Chief Operating Officer, and Charlie Wickers, the Company’s Chief Financial Officer, are participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the Company’s directors and executive officers (other than for Mr. Prusch), including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and

Exhibit 99.1
Management,” “Board of Directors and Corporate Governance—Director Compensation,” and “Executive Compensation—Outstanding Equity Awards at Fiscal 2022 Year-End” contained in the Company’s 2023 annual proxy statement filed with the SEC on April 28, 2023 (the "2023 Proxy Statement"). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC. Since the filing of the 2023 Proxy Statement, (1) Ms. Cohen received a grant of 19,417 restricted stock units (“RSUs”) and Mr. Gottesman, Ms. Leslie and Ms. Siegler each received a grant of 33,273 RSUs, which will each vest in full on the earlier of June 16, 2024 or the date of the next annual meeting of the Company’s stockholders, in each case subject to the applicable director continuing to be a non-employee director through the applicable vesting date, and (2) Mr. Prusch received a grant of 54,855 RSUs, which will vest 1/3 on each of September 7, 2024, September 7, 2025 and September 7, 2026, subject to him continuing to be a non-employee director through the applicable vesting dates. In the Merger, outstanding equity awards held by each non-employee director will fully vest immediately prior to the consummation of the Merger provided that the non-employee director continues to be a non-employee director through such date, and outstanding equity awards held by Mr. Easterly, Mr. Turner and Mr. Wickers will be treated in accordance with their respective severance and change in control agreements and as described in the 2023 Proxy Statement under the caption “Executive Compensation—Potential Payments Upon Termination or Change in Control.” Additionally, pursuant to the Business Combination Agreement, dated as of February 10, 2021, by and among Nebula Caravel Acquisition Corp., Fetch Merger Sub, Inc., and A Place for Rover, Inc., an affiliate of Mr. Clammer has been issued restricted shares of the Company’s Class A common stock that will fully vest immediately prior to the consummation of the Merger and Mr. Easterly, Mr. Ganesan, Mr. Gottesman, Mr. Jacobson, Mr. Turner and their respective affiliates will be issued additional shares of the Company’s Class A common stock immediately prior to the consummation of the Merger. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for the Company’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the Merger when they become available. These documents can be obtained free of charge from the sources indicated above.
Contacts

FOR ROVER
Investors
Walter Ruddy

Exhibit 99.1
walter.ruddy@rover.com
(206) 715-2369

Media
Kristin Sandberg
pr@rover.com
(360) 510-6365

OR

John Christiansen/Danya Al-Qattan
FGS Global
Rover@FGSGlobal.com

FOR BLACKSTONE
Media
Matt Anderson
(518) 248-7310
Matthew.Anderson@blackstone.com

Mariel Seidman-Gati
(646) 482-3712
Mariel.SeidmanGati@blackstone.com